Form 8K - BC 10.18.16UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 18, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 18, 2016, Finjan Holdings, Inc. (the “Company”), and Finjan, Inc. (“Finjan”), its wholly-owned subsidiary, announced that Finjan has filed a patent infringement lawsuit on October 14, 2016, in the German District Court in Dusseldorf, Germany against Blue Coat Systems, Inc. ("Blue Coat"), a California-based corporation and its subsidiary, Blue Coat Systems GmbH ("Blue Coat GmbH"), located in Munich, Germany alleging infringement of Finjan’s European patent EP 0 965 094 B1. Finjan also filed a preliminary injunction in Case No. 15-cv-03295-BLF against Blue Coat on July 28, 2016, which is scheduled to be heard by the Honorable Beth Labson Freeman on November 10, 2016.

A copy of the press release is attached hereto as Exhibit 99.1and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 18, 2016, entitled “Finjan Files Lawsuit in Germany Against Blue Coat for Patent Infringement.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: October 18, 2016	By:	/s/ Michael Noonan
Michael Noonan
Chief Financial Officer